SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 6, 2003

MILE MARKER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

0-26150	11-2128469

(Commission File Number)	(IRS Employer Identification Number)

2121 Blount Road, Pompano Beach, Florida 33069

(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 782-0604

Item 1. Changes in Control of Registrant

     None

Item 2. Acquisition or Disposition of Assets

     None

Item 3. Bankruptcy or Receivership

     None

Item 4. Changes in Registrant’s Certifying Accountant

     None

Item 5. Other Events

     On October 4, 2003, Mile Marker International, Inc. (the “Registrant”) received notice from the United States Army Tank – Automotive and Armaments Command of the U.S. Department of the Army (“TACOM”) that its wholly-owned subsidiary, Mile Marker, Inc., had been awarded another significant purchase order under its new multi-year U.S. government contract issued on July 10, 2003. This latest military order provides for the delivery of 1,899 Mile Marker hydraulic winch/bumper assemblies after the delivery of the 1,534 Mile Marker hydraulic winch/bumper assemblies ordered by the U.S. military in July. The dollar value of this latest order is $4,827,258, which increases the total value of all Mile Marker hydraulic winch/bumper orders to date under this multi-year TACOM contract to $8,726,686. The Company anticipates making its first deliveries under this latest order starting in the fourth calendar quarter of 2003.

Item 6. Resignations of Registrant’s Directors

     None

Item 7. Financial Statements and Exhibits

     None

Item 8. Change in Fiscal Year

     None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILE MARKER INTERNATIONAL, INC.

(Registrant)

Dated: October 6, 2003
By: /s/ Richard E. Aho

Richard E. Aho, President